UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 24, 2005
COMMISSION FILE NO. 000-16191
DEL TACO RESTAURANT PROPERTIES I
(A California limited partnership)
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation or organization)	95-3852699 (I.R.S. Employer Identification Number)

25521 COMMERCENTRE DRIVE LAKE FOREST, CALIFORNIA (Address of principal executive offices)	92630 (Zip Code)
Registrant’s telephone number, including area code: (949) 462-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
(a)	Previous independent registered public accountants
(i)	On October 24, 2005, the Director and Executive Officers of the General Partner of Del Taco Restaurant Properties I (the “Partnership”), approved the dismissal of KPMG LLP (“KPMG”) as the Partnership’s independent registered public accounting firm effective as of October 24, 2005. This action followed the decision by the General Partner of the Partnership on October 24, 2005, to accept the Director and Executive Officer’s recommendation to change the Partnership’s independent registered public accountants for the Partnership’s fiscal year ending December 31, 2005.

(ii)	The reports of KPMG on the Partnership’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	In connection with its audits for the two fiscal years ended December 31, 2004 and the subsequent interim period through October 24, 2005, there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, and (2) no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).
(b)	New independent registered public accountants
(i)	Effective as of October 24, 2005, the Partnership engaged Squar, Milner, Reehl & Williamson, LLP (“Squar Milner”) as its new independent registered public accountants. The decision to engage Squar Milner was made and approved by the General Partner of the Partnership.

(ii)	During the two most recent fiscal years and through October 24, 2005, the Partnership has not consulted with Squar Milner regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Partnership’s financial statements; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits:
     16.1 KPMG letter dated October 27, 2005.

SIGNATURE
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DEL TACO RESTAURANT PROPERTIES I a California limited partnership Del Taco, Inc. General Partner
Date: October 27, 2005

/s/ ROBERT J. TERRANO
Robert J. Terrano Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
16.1	KPMG letter dated October 27, 2005.